UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2018

CPI CARD GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37584	26-0344657
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

CPI Card Group Inc.
10026 West San Juan Way
Littleton, CO	80127
(Address of principal executive offices)	(Zip Code)

(303) 973-9311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02. Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chris Bakke as Chief Accounting Officer

(b) On February 22, 2018, Chris Bakke resigned from his position as Chief Accounting Officer of CPI Card Group Inc. (the “Company”), effective March 31, 2018. Mr. Bakke’s decision to resign was not related to any disagreement with the Company on any matter relating to its accounting, strategy, leadership, operations, policies or practices (financial or otherwise). Mr. Bakke accepted a senior financial leadership role with a Fortune 500 company.

Appointment of Kevin O’Brien as Chief Accounting Officer

(c) On February 22, 2018, the Board of Directors of the Company appointed Kevin O’Brien, the Company’s current Director of Corporate Accounting and SEC Reporting, to succeed Mr. Bakke as the Company’s Chief Accounting Officer, effective April 1, 2018.

Mr. O’Brien, 38, has served as the Company’s Director of Corporate Accounting and SEC Reporting since March 2016. Prior to joining the Company, Mr. O’Brien served as the Director of Financial Reporting and Compliance of Sports Authority, Inc., a sporting goods retailer, from December 2014 to March 2016. From September 2011 to December 2014, Mr. O’Brien served as the Assistant Controller of CIBER, Inc. (OTCPK: CBRIQ), an information technology and services company. Prior to joining CIBER, Inc., Mr. O’Brien was a Senior Audit Manager at Deloitte & Touche LLP from September 2002 to September 2011. Mr. O’Brien holds both a Bachelor of Arts degree and Master of Science degree in Accounting from the University of Colorado at Boulder and is a Certified Public Accountant in the State of Colorado.

Mr. O’Brien does not have any family relationship with any director or executive officer, or any person nominated to be a director or executive officer of the Company. There is no transaction between Mr. O’Brien and the Company that would require disclosure under Item 404(a) of Regulation S-K.

In consideration for his services, Mr. O’Brien will receive an initial base salary of $200,000 and will be eligible for an annual bonus based on a target 40% of his base salary based on Company and individual performance. In connection with his appointment, Mr. O’Brien will be granted 7,525 stock options on his appointment date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CARD GROUP INC.

Dated: February 23, 2018	By:	/s/ Sarah J. Kilgore
	Name:	Sarah J. Kilgore
	Title:	Chief Legal and Compliance Officer